Execution Version 1 FORBEARANCE AGREEMENT FORBEARANCE AGREEMENT, dated as of September 1, 2016 (this “Agreement”), with respect to that certain Credit Agreement dated as of October 2, 2008, among PETROQUEST ENERGY, INC., a Delaware corporation, as the Parent (the “Parent”), PETROQUEST ENERGY, L.L.C., a Louisiana limited liability company, as the Borrower (the “Borrower”), TDC ENERGY LLC, a Louisiana limited liability company, as Guarantor (the “Guarantor”), each of the Lenders from time to time party thereto, JPMorgan Chase Bank, N.A. as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”) and each of the other agents and parties from time to time party thereto (as amended, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”). A. Reference is made to the Indenture dated August 19, 2010 (the “Base Indenture”), as supplemented by the First Supplemental Indenture dated August 19, 2010 (the “First Supplemental Indenture”), the Second Supplemental Indenture dated July 3, 2013 (the “Second Supplemental Indenture”), the Third Supplemental Indenture dated October 23, 2013 (the “Third Supplemental Indenture”) and the Fourth Supplemental Indenture dated February 1, 2016 (together with the Base Indenture, the First Supplemental Indenture, the Second Supplemental Indenture and the Third Supplemental Indenture, collectively, the “2017 Indenture”), by and among the Parent, the Subsidiary Guarantors party thereto and U.S. Bank National Association, as successor trustee to The Bank of New York Mellon Trust Company, N.A. thereunder. B. In accordance with Section 8.02 of the Credit Agreement, the Borrower has notified the Administrative Agent and the Lender that the following Events of Default (the “Specified Defaults”) have occurred: (i) an Event of Default under Section 10.01(f) of the Credit Agreement occurring solely as a result of the non-payment by the Parent, the Borrower or any Subsidiary of interest under the 2017 Indenture when due and payable; and (ii) an Event of Default under Section 10.01(g) of the Credit Agreement occurring solely as a result of the non-payment by the Parent, the Borrower or any Subsidiary of interest under the 2017 Indenture when due and payable. C. As a result of the Specified Defaults, the Administrative Agent and the Lender have the right to exercise certain rights and remedies under the Credit Agreement and the other Loan Documents. D. The Borrower has requested that the Administrative Agent and the Lender agree to forbear from exercising their rights and remedies arising from the Specified Defaults during the period (the “Forbearance Period”) from the Forbearance Agreement Effective Date (as defined below) until the earlier to occur of (i) October 1, 2016 or (ii) the occurrence of any Forbearance Default (as defined below) (such earlier date, the “Forbearance Termination Date”). US 4595581v.7

2 E. The Administrative Agent and the Lender are willing to forbear from exercising their rights and remedies arising from the Specified Defaults until the Forbearance Termination Date on the terms and subject to the conditions set forth herein. F. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement. Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows: SECTION 1. Forbearance. (a) Loan Documents. Subject to the other terms and conditions of this Agreement, the Administrative Agent and the Lender hereby agree, until the Forbearance Termination Date, to forbear from the exercise of any and all rights and remedies otherwise available under the Credit Agreement and the other Loan Documents and/or applicable law on account of any Specified Default, including, without limitation, any enforcement action against any collateral and/or acceleration of the obligations of the Parent, the Borrower and the Guarantor; provided, that (i) the Administrative Agent and the Lender shall be free to exercise any or all of their respective rights and remedies arising on account of any Specified Default (or any other Event of Default that may occur and then be continuing) at any time on or after the Forbearance Termination Date and (ii) the foregoing shall not in any way (A) prohibit the application of the post-default rate of interest under Section 3.02(c) of the Credit Agreement from and after the occurrence of any Event of Default (regardless of whether such Event of Default is a Specified Default) or (B) supersede, render inapplicable, or otherwise modify Section 2.04(e) of the Credit Agreement, which prohibits any outstanding Borrowing from being converted into or continued as a Eurodollar Borrowing during the continuance of an Event of Default. (b) Specified Defaults. It is understood and agreed by the Parent, the Borrower and the Guarantor that, notwithstanding Section 1(a) above, each Specified Default constitutes, or will constitute after giving effect to any applicable grace periods, an Event of Default for all purposes of the Loan Documents. (c) Modifications to Forbearance. (i) Any agreement by the Administrative Agent and the Lender to extend the Forbearance Period, if any, or to waive the occurrence of the Forbearance Termination Date, in each case with respect to the Loan Documents, must be set forth in writing and signed by the Administrative Agent and the Lender. (ii) Each of the Parent, the Borrower, and the Guarantor acknowledges and agrees that neither the Administrative Agent nor the Lender have made any assurances concerning any possibility of an extension of the Forbearance Period or waiver of any occurrence of the Forbearance Termination Date.

3 (d) Tolling of Statute of Limitations. Each of the Parent, the Borrower, and the Guarantor acknowledges and agrees that the running of any statutes of limitation or doctrine of laches applicable to any claims or causes of action that the Administrative Agent or the Lender may be entitled to take or bring in order to enforce their rights and remedies against the Parent, the Borrower or the Guarantor (or any of their respective assets) is, to the fullest extent permitted by law, tolled and suspended during the Forbearance Period. SECTION 2. Forbearance Default. Nothing set forth herein or contemplated hereby (a) is intended to or shall be construed as a waiver of or acquiescence to any Specified Default, which shall continue in existence subject only to the terms of the forbearance expressly provided for in Section 1(a) hereof, or (b) shall constitute an agreement by the Administrative Agent and the Lender to forbear the exercise of any of the rights and remedies available to the Administrative Agent and the Lender under the Credit Agreement or the other Loan Documents, as the case may be, and/or applicable law (all of which rights and remedies are hereby expressly reserved by the Administrative Agent and the Lender) upon and after the occurrence of a Forbearance Default. For purposes hereof, the term “Forbearance Default” shall mean the occurrence of any or all of the following: (i) any Event of Default under the Credit Agreement other than the Specified Defaults, (ii) a breach by any of the Parent, the Borrower or the Guarantor of any term of this Agreement, (iii) any failure by the Parent, the Borrower or the Guarantor to pay interest under the 2017 Indenture upon the expiration of the grace period applicable to such payment of interest thereunder, or (iv) any breach or inaccuracy of any representation or warranty made by any of the Parent, the Borrower or the Guarantor in Section 3 hereof. SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Agreement, each of the Parent, the Borrower and the Guarantor represents and warrants to the Administrative Agent and the Lender that, as of the Forbearance Agreement Effective Date: (a) This Agreement has been duly authorized, executed and delivered by each of the Parent, the Borrower and the Guarantor, and constitutes a legal, valid and binding obligation of such Person in accordance with its terms. (b) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance of this Agreement by the Parent, the Borrower, or the Guarantor. (c) Other than as they relate to the Specified Defaults, the representations and warranties set forth in Article VII of the Credit Agreement are true and correct on and as of the Forbearance Agreement Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct as of such earlier date). (d) Other than the Specified Defaults, no Default or Event of Default has occurred and is continuing.

4 (e) None of the Parent, the Borrower or the Guarantor has any defense to payment, counterclaims or rights of setoff with respect to any Loans or any other Indebtedness. (f) As of the Forbearance Agreement Effective Date, none of the Parent, the Borrower or the Guarantor has any outstanding Swap Agreements with counterparties that are Secured Swap Providers, other than one outstanding Swap Agreement between Borrower and The Bank of Nova Scotia covering certain production through the end of fiscal year 2016. SECTION 4. Effectiveness. This Agreement shall become effective as of the date set forth above on the date (the “Forbearance Agreement Effective Date”) on which each of the following conditions have been satisfied: (a) the Administrative Agent (or its counsel) shall have received counterparts of this Agreement that, when taken together, bear the signatures of Parent, the Borrower, the Guarantor, the Administrative Agent and the Lender; (b) other than as they relate to the Specified Defaults, all representations and warranties of the Parent, the Borrower and the Guarantor contained herein shall be true and correct as of the Forbearance Agreement Effective Date; and (c) The Borrower shall have paid to Administrative Agent any and all fees and expenses payable to Administrative Agent or the Lender pursuant to or in connection with this Agreement. SECTION 5. Effect of Agreement. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise (a) affect the rights and remedies of the Lender or the Administrative Agent under the Credit Agreement or any other Loan Document or (b) alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements of the Parent, the Borrower or the Guarantor contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall entitle, or be deemed to entitle any of the Parent, the Borrower or the Guarantor to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Agreement shall apply and be effective only with respect to the provisions of the Credit Agreement, as specifically referred to herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. SECTION 6. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile transmission or via .pdf shall be as effective as delivery of a manually executed counterpart hereof.

5 SECTION 7. NO ORAL AGREEMENT. THIS AGREEMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS AND ANY SEPARATE LETTER AGREEMENTS WITH RESPECT TO FEES PAYABLE TO ADMINISTRATIVE AGENT CONSTITUTE THE ENTIRE CONTRACT AMONG THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY AND ALL PREVIOUS AGREEMENTS AND UNDERSTANDINGS, ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF. THIS AGREEMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. SECTION 8. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS. SECTION 9. Headings. The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. SECTION 10. FATCA. From and after the Forbearance Agreement Effective Date, the Borrower shall indemnify the Administrative Agent, and hold it harmless from, any and all losses, claims, damages, liabilities and related expenses, including Taxes and the fees, charges and disbursements of any counsel for any of the foregoing, arising in connection with the Administrative Agent’s treating, for purposes of determining withholding Taxes imposed under FATCA, the Agreement as qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i). SECTION 11. RELEASE. EACH OF THE PARENT AND ITS SUBSIDIARIES (IN ITS OWN RIGHT AND ON BEHALF OF ITS PREDECESSORS, SUCCESSORS, LEGAL REPRESENTATIVES AND ASSIGNS) HEREBY EXPRESSLY AND UNCONDITIONALLY ACKNOWLEDGES AND AGREES THAT IT HAS NO SETOFFS, COUNTERCLAIMS, ADJUSTMENTS, RECOUPMENTS, DEFENSES, CLAIMS, CAUSES OF ACTION, ACTIONS OR DAMAGES OF ANY CHARACTER OR NATURE, WHETHER CONTINGENT, NONCONTINGENT, LIQUIDATED, UNLIQUIDATED, FIXED, MATURED, UNMATURED, DISPUTED, UNDISPUTED, LEGAL, EQUITABLE, SECURED OR UNSECURED, KNOWN OR UNKNOWN, ACTUAL OR PUNITIVE, FORESEEN OR UNFORESEEN, DIRECT, OR INDIRECT, AGAINST THE ADMINISTRATIVE AGENT, THE ISSUING BANK OR THE LENDER (COLLECTIVELY, THE “CREDIT PARTIES”), ANY OF ANY CREDIT PARTY’S AFFILIATES OR ANY OF ITS OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, ATTORNEYS OR REPRESENTATIVES OR ANY OF THEIR RESPECTIVE PREDECESSORS, SUCCESSORS OR ASSIGNS (COLLECTIVELY, THE “LENDER- RELATED PARTIES”) OR ANY GROUNDS OR CAUSE FOR REDUCTION, MODIFICATION, SET ASIDE OR SUBORDINATION OF THE SECURED OBLIGATIONS OR ANY LIENS OR SECURITY INTERESTS OF THE CREDIT PARTIES. IN PARTIAL CONSIDERATION FOR THE AGREEMENT OF ADMINISTRATIVE AGENT AND LENDER TO ENTER INTO THIS AGREEMENT,

6 EACH OF THE PARENT AND ITS SUBSIDIARIES HEREBY KNOWINGLY AND UNCONDITIONALLY WAIVES AND FULLY AND FINALLY RELEASES AND FOREVER DISCHARGES THE LENDER-RELATED PARTIES FROM, AND COVENANTS NOT TO SUE THE LENDER-RELATED PARTIES FOR, ANY AND ALL SETOFFS, COUNTERCLAIMS, ADJUSTMENTS, RECOUPMENTS, CLAIMS, CAUSES OF ACTION, ACTIONS, GROUNDS, CAUSES, DAMAGES, COSTS AND EXPENSES OF EVERY NATURE AND CHARACTER, WHETHER CONTINGENT, NONCONTINGENT, LIQUIDATED, UNLIQUIDATED, FIXED, MATURED, UNMATURED, DISPUTED, UNDISPUTED, LEGAL, EQUITABLE, SECURED OR UNSECURED, KNOWN OR UNKNOWN, ACTUAL OR PUNITIVE, FORESEEN OR UNFORESEEN, DIRECT OR INDIRECT, ARISING OUT OF OR FROM OR RELATED TO ANY OF THE LOAN DOCUMENTS, WHICH THE PARENT OR ANY SUBSIDIARY NOW OWNS AND HOLDS, OR HAS AT ANY TIME HERETOFORE OWNED OR HELD, SUCH WAIVER, RELEASE AND DISCHARGE BEING MADE WITH FULL KNOWLEDGE AND UNDERSTANDING OF THE CIRCUMSTANCES AND EFFECTS OF SUCH WAIVER, RELEASE AND DISCHARGE AND AFTER HAVING CONSULTED LEGAL COUNSEL OF ITS OWN CHOOSING WITH RESPECT THERETO. THIS SECTION IS IN ADDITION TO ANY OTHER RELEASE OF ANY OF THE LENDER-RELATED PARTIES BY THE PARENT OR ANY SUBSIDIARY AND SHALL NOT IN ANY WAY LIMIT ANY OTHER RELEASE, COVENANT NOT TO SUE, OR WAIVER BY THE PARENT OR ANY SUBSIDIARY IN FAVOR OF ANY OF THE LENDER-RELATED PARTIES. SECTION 12. Payment of Expenses. The Borrower agrees to pay or reimburse Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with this Agreement, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to Administrative Agent. SECTION 13. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. SECTION 14. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. [SIGNATURES BEGIN NEXT PAGE]

Signature Page to Forbearance Agreement IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all as of the date and year first above written. BORROWER: PETROQUEST ENERGY, L.L.C. /s/ J. Bond Clement J. Bond Clement Executive Vice President, Chief Financial Officer and Treasurer PARENT: PETROQUEST ENERGY, INC. /s/ J. Bond Clement J. Bond Clement Executive Vice President, Chief Financial Officer and Treasurer GUARANTOR: TDC ENERGY LLC /s/ J. Bond Clement J. Bond Clement Executive Vice President, Chief Financial Officer and Treasurer

Signature Page to Forbearance Agreement ADMINISTRATIVE AGENT: JPMORGAN CHASE BANK, N.A. AND SOLE LENDER individually, as a Lender, as Administrative Agent and as Issuing Bank By: /s/ Darren Vanek Name: Darren Vanek Title: Executive Director